SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                    ________


Date of Report (Date of earliest event reported)         March 12, 1997
                                                   -----------------------------


                                 QPQ CORPORATION
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             (Exact name of registrant as specified in its charter)



         Florida                      1-12350                    65-0423147
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(State or other jurisdiction      (Commission File             (IRS Employer
 or incorporation)                     Number)               Identification No.)



            1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (305) 531-5800
                                                   -----------------------------



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          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.

On March 11, 1997, pursuant to Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"), the Company entered into Offshore Securities Subscription Agreements with non-U.S. residents pursuant to which the Company issued 8.0% Convertible Debentures to five investors for an aggregate purchase price of $900,000. The holders of the Debentures are entitled, at their option, at any time commencing 45 days after issuance thereof, to convert any or all of the original principal amount of the Debentures into shares of the Company's Common Stock, $.0001 par value per share, at a conversion price for each share of Common Stock equal to the lower of (a) 75% of the average closing bid price of the Common Stock for the five (5) business days immediately preceding the conversion date, or (b) 75% of the average closing bid price of the Common Stock for the business day immediately preceding the date of subscription by the holder as reported by the NASDAQ. The Company will use the proceeds of the sale of the Debentures for general working capital purposes.


































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


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


Exhibits
--------

(a)   Form of 8.0% Convertible Debenture



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    QPQ CORPORATION


                                    By:  /s/ Mitchell Rubinson
                                       -----------------------------------------
                                         MITCHELL RUBINSON
                                         President


DATED:  March 21, 1997
























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